EXHIBIT 99.2


                             JOINT FILER INFORMATION

This Statement on Form 3 is filed by Insight Venture Partners IV, L.P., Insight Venture Partners IV (Co-Investors), L.P., Insight Venture Partners IV (Fund B), L.P., Insight Venture Partners IV (Cayman), L.P., Insight Venture Associates III, LLC and Insight Holdings Group, LLC.

The principal business address of each of the Reporting Persons is 680 Fifth Avenue, New York, NY 10019.

Name of Designated Filer:  Insight Venture Partners IV, L.P.

Date of Event Requiring Statement:  September 29, 2004
Issuer Name and Ticker or Trading Symbol: Call Wave, Inc. ("CALL")


                              INSIGHT VENTURE PARTNERS IV, L.P.

                              By:  INSIGHT VENTURE ASSOCIATES IV, LLC
                                   Its General Partner

                                   By:  INSIGHT HOLDINGS GROUP, LLC
                                        Its Managing Member

                                        By: /s/ Jeffrey Horing
                                           -------------------------------------
                                           Name:  Jeffrey Horing
                                           Title: Managing Member


                              INSIGHT VENTURE PARTNERS IV (CO-INVESTORS), L.P.

                              By:  INSIGHT VENTURE ASSOCIATES IV, LLC
                                   Its General Partner

                                   By:  INSIGHT HOLDINGS GROUP, LLC
                                        Its Managing Member

                                        By: /s/ Jeffrey Horing
                                           -------------------------------------
                                           Name:  Jeffrey Horing
                                           Title: Managing Member


                              INSIGHT VENTURE PARTNERS IV (FUND B), L.P.

                              By:  INSIGHT VENTURE ASSOCIATES IV, LLC
                                   Its General Partner

                                   By:  INSIGHT HOLDINGS GROUP, LLC
                                        Its Managing Member

                                        By: /s/ Jeffrey Horing
                                           -------------------------------------
                                           Name:  Jeffrey Horing
                                           Title: Managing Member


                              INSIGHT VENTURE PARTNERS IV (CAYMAN), L.P.

                              By:  INSIGHT HOLDINGS GROUP, LLC
                                   Its Managing Member

                                   By:  /s/ Jeffrey Horing
                                      ------------------------------------------
                                      Name:  Jeffrey Horing
                                      Title: Managing Member


                              INSIGHT VENTURE ASSOCIATES IV, LLC

                              By:  INSIGHT HOLDINGS GROUP, LLC


                                   By: /s/ Jeffrey Horing
                                      ------------------------------------------
                                      Name:  Jeffrey Horing
                                      Title: Managing Member



                              INSIGHT HOLDINGS GROUP, LLC



                                   By: /s/ Jeffrey Horing
                                      ------------------------------------------
                                      Name:   Jeffrey Horing
                                      Title: Managing Member